SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     Form 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      August 26, 2004
                                                _____________________________



                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________

Item 5.      Other events.

             Incorporated by reference is a press release issued by the Registrant on August 26, 2004, attached as Exhibit 01, describing a restructuring request proposed by Alico's largest stockholder.

Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release announcing request by Atlantic Blue Trust to consider restructuring Alico while remaining a public company.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





 						            /s/ W. BERNARD LESTER
August    26, 2004                         By________________________________
__________________			         W. Bernard Lester, President
Date						         (Signature)






























EXHIBIT INDEX



Exhibit
Number	Description

01          Press release issued August 26, 2004


August 26, 2004

FOR IMMEDIATE RELEASE

National Circuit
La Belle, Florida


Alico, Inc. announces request by Atlantic Blue Trust to consider restructuring Alico while remaining a public company

LA BELLE, Fla., August 26, 2004, Alico, Inc., (Nasdaq: ALCO), a La Belle, Florida agribusiness company, announced today that Atlantic Blue Trust, Inc. requested that the Company consider a restructuring of the Company.
Atlantic Blue Trust is the Company's largest stockholder and currently owns approximately 48 % of Alico's outstanding common stock.

While Atlantic Blue Trust did not propose the specific terms of a transaction, Atlantic Blue Trust discussed with the Company's Board of Directors the advisability of combining Atlantic Blue Trust's cattle ranch, citrus operations and other acreage with Alico's business in an effort to both lower costs and improve joint operations with Alico remaining a public company.
To facilitate such a possible restructuring, Atlantic Blue Trust urged consideration of:
     * paying a special cash dividend to all Alico stockholders; and
     * merging Atlantic Blue Trust with Alico or one of its subsidiaries with shareholders of Atlantic Blue Trust receiving shares of Alico common stock in the merger.

The Company also announced that its Board of Directors has formed a special committee comprised of all of the independent directors to analyze the possible restructuring with the assistance of outside financial and legal advisors to be retained by the committee. Alico directors affiliated with Atlantic Blue Trust or employed by Alico will not participate as Alico directors in the evaluation of a possible restructuring.

There can be no assurance that any transaction will result from the discussions with Atlantic Blue Trust, that any such transaction would be structured in the manner suggested by Atlantic Blue Trust including the payment of any special dividend or that any such transaction will be completed.













Atlantic Blue Trust, Inc. is an agribusiness holding company. Its primary holdings include approximately 48% of the outstanding common stock of Alico, Inc., Blue Head Ranch, a 62,000 acre cattle ranch located in Highlands County, Florida and Tri-County Grove, a 2,000 acre citrus operation on 3,000 acres of land located in Highlands and Desoto Counties, Florida.

Alico, Inc. is an agribusiness company operating in Central and Southwest Florida. The Company owns approximately 141,764 acres of land located in Collier, Hendry, Lee and Polk Counties. The Company is involved in various operations and activities including citrus fruit production, cattle ranching, sugarcane and sod production, and forestry. The Company also leases land for farming, cattle grazing, recreation, and oil exploration.

Some of the statements in this press release include statements about our future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from our expectations. Our expectations are based on various factors and assumptions and reflect only our predictions. Factors that could cause actual results to differ materially from the forward-looking statements include weather-related phenomena; product pricing; the timing of land sales; resolution of the pending tax audit, and quotas, tariffs and other governmental actions. These and other risks are described in more detail in our most recent Annual Report on Form 10-K filed with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Contact:	W. Bernard Lester
		La Belle, FL
		(863) 675-2966